UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2011

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(exact name of registrant as specified in charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road, Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                               Regulation FD Disclosure

Set forth below is a summary of the tax allocation of the distributions paid by Inland Western Retail Real Estate Trust, Inc. (the “Company”) on its common shares during 2010.  Stockholders receiving distributions in 2010 will receive a Form 1099-DIV summarizing the allocation of the individual distributions.  Therefore, the tax allocation provided in this report is for informational purposes only.  Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2010.

The fourth quarter 2010 distribution with a record date of December 31, 2010 and payment date of January 10, 2011 is taxable in 2011, and not reflected in the 2010 tax allocation.  The following table, presented on a per share basis, summarizes the tax allocation determined by the Company.

Record Date	Payment Date	Distribution Per Share	Ordinary Dividends	Nontaxable Dividends
12/31/09	01/11/10	$0.03250	$0.00000	$0.03250
03/31/10	04/09/10	$0.04375	$0.00000	$0.04375
06/30/10	07/09/10	$0.04625	$0.00000	$0.04625
09/30/10	10/08/10	$0.05000	$0.00000	$0.05000
TOTAL		$0.17250	$0.00000	$0.17250

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended

Item 9.01                               Financial Statements and Exhibits

(d)                             Exhibits

The following Exhibit is included with this Report:

99.1                    Letter to stockholders of Inland Western Retail Real Estate Trust, Inc.

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,”

“continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” “position,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby.  These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment.  Such risks and uncertainties could cause actual results to differ materially from those projected.  These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INLAND WESTERN RETAIL REAL
ESTATE TRUST, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: January 25, 2011		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to stockholders of Inland Western Retail Real Estate Trust, Inc.